UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 24, 2025

Karyopharm Therapeutics Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36167	26-3931704
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Wells Avenue, 2nd Floor Newton, Massachusetts		02459
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 658-0600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	KPTI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 24, 2025, Karyopharm Therapeutics Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Restated Certificate of Incorporation, as amended, (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware, which will effect, as of 5:00 p.m. Eastern Time, on February 25, 2025 (the “Effective Time”), a 1-for-15 reverse stock split (the “Reverse Stock Split”) of the issued and outstanding shares of the Company’s Common Stock, $0.0001 par value per share (the “Common Stock”).

The Reverse Stock Split is intended to, among other things, bring the Company into compliance with the minimum bid price requirement for continued listing on the Nasdaq Global Select Market, as previously reported in the Company’s definitive proxy statement for the Company’s special meeting of stockholders held on January 30, 2025, as filed with the Securities and Exchange Commission on December 16, 2024 (the “Proxy Statement”).

At the Effective Time, every fifteen shares of issued and outstanding Common Stock will be automatically reclassified and combined into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to a fractional share of Common Stock are instead entitled to receive a cash payment in lieu of such fractional shares.

The Reverse Stock Split will proportionately reduce the number of authorized shares of Common Stock such that at the Effective Time the number of authorized shares of Common Stock will be 53,333,333 shares. The Reverse Stock Split will not change the par value of the Common Stock. In addition, proportionate adjustments will be made to the number of shares of Common Stock available for issuance under the Company’s equity incentive plans; the number of shares underlying, and the exercise prices of, outstanding equity awards under such plans and outstanding warrants; and the conversion rates of outstanding convertible notes, in accordance with their respective terms and as described in the Proxy Statement.

The Common Stock is expected to begin trading on a post-Reverse Stock Split basis at the market open on February 26, 2025 under the Company’s existing trading symbol “KPTI”. The new CUSIP number for the Common Stock following the Reverse Stock Split is 48576U205.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Restated Certificate of Incorporation of Karyopharm Therapeutics Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KARYOPHARM THERAPEUTICS INC.

Date: February 24, 2025	By:	/s/ Michael Mano
Michael Mano
Senior Vice President, General Counsel and Secretary